--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

February 7, 2001

To Our Shareholders:

    We are pleased to submit to you the annual report for Cohen & Steers Institutional Realty Shares for the period ended December 31, 2000. The net asset value on that date was $30.89. In addition, a distribution of $0.53 per share (including a regular $0.33 per share distribution plus a special income distribution of $0.20 per share) was declared for shareholders of record on December 14, 2000 and was paid on December 15, 2000.

2000 INVESTMENT REVIEW

    For the quarter, Cohen & Steers Institutional Realty Shares had a total return, based on income and change in net asset value, of 4.2%, which compared favorably to the NAREIT Equity REIT Index* total return of 3.7%. For the period February 14, 2000 (commencement of operations) through December 31, 2000, the Fund's total return was 29.6% compared to the NAREIT Equity REIT Index total return of 26.8%.

    The biggest story of the year 2000 for most Americans was the presidential election; the biggest story for most investors was the collapse of the NASDAQ market. The biggest story at Cohen & Steers, however, was the resurgence of REIT share prices. While REIT absolute returns were substantial, the best since 1996, on a relative basis REITs enjoyed their best year ever. REITs outpaced the S&P 500 by a record 35 percentage points and beat the NASDAQ by an also unprecedented 65 percentage points. Every major property sector participated in the rise and, for the second year in a row, the Office and Apartment sectors provided among the best results, both returning 35.5%. Similarly, while REITs of nearly all sizes also participated, the larger companies once again fared the best.

    Driving the returns of our portfolio during 2000 were our investments in the Office, Apartment and Hotel sectors. We over-weighted companies such as Spieker Properties, AvalonBay Communities and Starwood Hotels & Resorts, each of which achieved above-average earnings growth. Additionally, although we were a bit early, the portfolio benefited from our investments in the Health Care sector in the second half of the year. The sole disappointment in 2000 was our position in FrontLine Capital Group. The stock performed poorly due to the market's disfavor of the company's business of providing telecommunication services to office buildings. We continue to hold the shares of this company because its core executive office suites business is extremely attractive and because it is divesting all of its other businesses.

    The relative price performance of REITs closely paralleled the relative direction of the fundamentals for the real estate industry compared to most other sectors of corporate America. While many non-real estate companies were reporting earnings that disappointed investors, most REITs recorded positive surprises. Consequently, while earnings estimates were being reduced for many companies, forecasts for REIT earnings continually rose throughout the year. In the year, average REIT earnings per share grew at nearly 10% and dividends per share rose by approximately 5%, while for those REITs operating in the strongest markets earnings grew by a substantially greater rate. Perhaps most importantly, the growth outlook for 2001 and 2002 has remained

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

uniformly bright for the REIT industry while recession fears are causing many analysts to contemplate an actual decline in profits for many other industry sectors.

    Despite their strong fundamentals and stock market performance, we think it would be a mistake to conclude that REITs suddenly returned to investor favor in 2000. That, we believe, has yet to come. Instead, we believe that investment performance was strongly influenced by a combination of factors that had more do to with the shrinking supply of, rather than demand for, REIT shares. First, common equity capital raised by REITs during the year, at $1.2 billion, was the lowest since 1992, just half of 1999's total and only 4% of the record amount raised in 1997. For the first time since 1979 there were no REIT initial public offerings. Meanwhile, share repurchases by REITs, at about $2.5 billion, were far greater than equity issuance. And finally, merger and acquisition activity, at approximately $13 billion, resulted in the elimination of 13 companies from the REIT universe. Thus, despite only modest inflows to dedicated REIT mutual funds (less than $500 million) and little reported institutional funding activity, supply/demand dynamics were extraordinarily favorable.

    At the close of 2000, the change in the position of the Federal Reserve Board to a neutral posture, which soon after year-end became an actual interest rate reduction, produced a strong year-end rally as REITs returned 7% in December alone. This strength was the result of a strong signal that the Fed would act to avert a deep economic downturn. In addition, the multi-year low in interest rates made the 7.5% average current yield of equity REITs highly attractive. As a result, REITs ended the year in an ideal fundamental, technical and competitive return position.

2001 INVESTMENT OUTLOOK

    Our outlook for 2001 is relatively uncomplicated and entails the following expectations:

    1. WE EXPECT REIT FUNDAMENTALS TO REMAIN SOLID IN 2001. The Wall Street consensus forecast of 8-10% earnings growth for the REIT industry, in line with the growth recorded in 2000, appears to us to be quite achievable. It is based on properties and tenants in place, with little or no contribution from newly acquired properties and no upside surprises such as unusual rent increases. We also expect very few earnings disappointments due to the long-term nature of leases, which make rental income relatively stable and predictable. As we have mentioned in the past, we do not detect a high degree of over-building, which would cause an increase in competition for tenants, and severe pressure on rents. In addition, the current economic climate and tightened credit markets are likely to discourage, if not cancel, many plans for new development. Further, the forecast rate of REIT earnings growth may be very attractive compared to the rate of S&P 500 earnings growth in 2001. Market analysts are consistently lowering their expectations for corporate profit growth to the low single-digit level, and it appears that any revisions to these forecasts are likely to be to a lower, if not negative, growth rate.

    2. WE EXPECT THE REIT SECTOR'S SUPERIOR EARNINGS GROWTH TO RESULT IN IMPROVING ABSOLUTE AND RELATIVE VALUATIONS. Despite their strong performance, at the close of 2000 REITs were trading at the lower end of their historic absolute FFO multiple range, as price appreciation during the year was accompanied by solid earnings growth. In addition, despite REITs significantly outperforming the broader markets, they still ended the

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

year at the low end of the historic multiple range relative to the S&P 500 Index. Based on our expectations for 2001 earnings, we believe it would not be unreasonable to expect REIT earnings multiples to expand. Further, compared to corporate profit growth in general, it is quite possible that REITs will enjoy multiple expansion relative to the market due to their superior growth prospects. For this to occur, and for REITs to at last return to investor favor, it will be important that REITs demonstrate that their earnings are not as cyclical as commonly believed and that they can withstand a period of softness in the economy.

    3. WE EXPECT REITS TO ENCOUNTER NEW INVESTMENT OPPORTUNITIES IN 2001. Most REITs, particularly the larger ones that dominate their property sectors, ended 2000 in excellent financial condition. To the extent that economic softness causes financial stress, REITs are in a position to provide financial liquidity on beneficial terms. Already, we are seeing a slowdown in the pace of property transactions and a rise in capitalization rates (current returns) at which real estate can be purchased. This appears to be happening in both the weakest and strongest markets. Importantly, to the extent that REITs can opportunistically use their balance sheets, acquisition skills and the currency of their shares, they may enhance the outlook for profit growth in 2002 and beyond. This will further improve their standing in the investment community and, consequently, their valuations.

    4. WE EXPECT THAT AFTER THREE YEARS OF CONTRACTION THE REIT INDUSTRY WILL EXPAND ONCE AGAIN. Unlike the conditions that persisted in 2000, if we are correct in our expectation of improving valuations and increasing new investment opportunities, many REITs will be able to take advantage of improved access to both the equity and debt markets. A lower interest rate environment will surely enable some REITs to utilize leverage to expand earnings. More significantly, unlike the environment of the last several years, we expect equity issuance to be better accepted by the marketplace. Existing investors are likely to embrace an expanded equity base in anticipation of a company's improved growth prospects, while new investors will use equity offerings as an opportunity to establish meaningful investment positions.

    Based on these expectations, we have made modest changes to our portfolio in order to better position it for the current year. Our largest weightings continue to be the Office and Apartment sectors. We believe that Apartments in particular will perform very well in an environment of slower economic growth. Our Office holdings are high quality companies operating in protected markets, which have embedded growth in rents and benefit from a long lease cycle. We continue to overweight the Health Care sector, as it is not sensitive to economic downturns and offers an exceptional valuation opportunity. Finally, we have increased our allocation to the Regional Mall sector. We believe that much of the bad news with respect to the retail sector, such as the slowing economy, the incursion of the Internet, and the increase in store closings is already priced into the stocks and the sector is now undervalued. In summary, we believe that investment performance in 2001 will largely hinge upon how resilient property markets prove to be and, in turn, how well expectations for REIT earnings are met. As mentioned, our early indications remain positive on these counts, but this largely depends on how severe this economic slowdown proves to be. Undoubtedly, economic weakness that is greater than a short and mild recession will expose pockets of weakness that could justifiably raise investor concerns. On the other hand, because REITs are better capitalized and better positioned than at this point in any other past cycles, we have great confidence that they will prove the skeptics wrong. Because REITs have already gone through a severe bear market in 1998-99

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

and they are still inexpensively valued, it is our belief that even in a severe economic downturn they should record superior relative performance, compared to the market in general. Further, as the year progresses and, as we expect, the outlook for renewed economic growth becomes clearer, any uncertainty about REITs' fundamental prospects for 2002 should diminish.

    After the severe turbulence experienced in the financial markets last year and considering the dramatic changes apparently taking place in the economic climate this year, it is our belief that investor attitudes towards the range of asset classes are in the process of changing. REITs are investments that trade below their tangible values, have at least stable, if not improving, earnings growth prospects, and generate a high return from current income alone. This could not be in greater contrast to the characteristics of the market sectors that caused massive investor losses last year. As a result, we remain confident that REITs can continue to generate attractive returns as they regain investor favor.

Sincerely,


             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman

------------------------------------------------------------------
    Cohen & Steers is online at www.cohenandsteers.com. Visit
    our website for daily NAVs, portfolio information,
    performance information, recent news articles, literature
    and insights on the REIT market.
------------------------------------------------------------------


* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

PERFORMANCE REVIEW

    The investment objective of Cohen & Steers Institutional Realty Shares, Inc. is total return through investment in real estate securities. The Fund pursues its investment objective by seeking both current income and capital appreciation. Securities in the portfolio are selected by the adviser based on the outlook for various property types and regions of the country, and fundamental research on the individual companies. Among the investment criteria applied to individual companies are organizational structure, management depth, track record of profitability, balance sheet strength and growth potential.

    Real estate securities outperformed the broader market averages by record margins in 2000 in part due to better-than-expected earnings growth for real estate securities, which contrasts to earnings disappointments for many other sectors of the broader market. The Fund's investment performance in 2000 was significantly in excess of the performance of its benchmark during the same period. Although real estate securities in general performed well in 2000, the Fund's results were positively affected by three factors. First, the Fund maintained a strategy of investing in the largest and, in the manager's view, the best managed companies in the real estate industry, and these companies in aggregate performed better than average. Second, the Fund maintained a strong weighting in the Office and Apartment sectors, which were among the best performing in the industry. And third, the Fund maintained a large position in Starwood Hotels & Resorts, one of the nation's largest lodging companies, whose total return for the year was 53.4%.

----------------------------------------------------------------
                                         TOTAL RETURNS
                              FOR THE PERIOD ENDED DEC. 31, 2000
----------------------------------------------------------------
                                   SINCE INCEPTION (2/14/00)
----------------------------------------------------------------
   Fund                                    29.64%
----------------------------------------------------------------
   NAREIT Equity'D'                        26.80%
----------------------------------------------------------------
   S&P 500'D'                              -4.04%
----------------------------------------------------------------

                            [PERFORMANCE CHART]

              GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                      Cohen & Steers         NAREIT Equity
                       Institutional            Realty
                       Realty Shares            Index'D'          S&P 500'D'
                       -------------            -------           ----------
 2/14/00*                 10,000                10,000              10,000
 3/31/00                  10,377                10,275              10,798
 6/30/00                  11,218                11,357              10,512
 9/30/00                  12,439                12,226              10,410
12/31/00                  12,964                12,680               9,596


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

* Commencement of operations.

'D' The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole. The S&P 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

                                                                   NUMBER        VALUE
                                                                  OF SHARES     (NOTE 1)
                                                                  ---------   ------------
EQUITIES                                                97.23%
    APARTMENT/RESIDENTIAL                               20.43%
         Apartment Investment & Management Co. -- Class A......     512,600   $ 25,597,962
         Archstone Communities Trust...........................     368,400      9,486,300
         AvalonBay Communities.................................     689,200     34,546,150
         Charles E. Smith Residential Realty...................     162,200      7,623,400
         Equity Residential Properties Trust...................     718,900     39,764,156
         Essex Property Trust..................................     160,200      8,770,950
                                                                              ------------
                                                                               125,788,918
                                                                              ------------
    HEALTH CARE                                          8.44%
         Health Care Property Investors........................     687,700     20,545,037
        *Manor Care............................................     476,900      9,836,063
         Nationwide Health Properties..........................   1,191,400     15,339,275
         Ventas................................................   1,109,900      6,243,188
                                                                              ------------
                                                                                51,963,563
                                                                              ------------
    HOTEL                                                8.07%
         Host Marriott Corp. ..................................   1,013,500     13,112,156
         MeriStar Hospitality Corp. ...........................     266,800      5,252,625
         Starwood Hotels & Resorts Worldwide...................     888,400     31,316,100
                                                                              ------------
                                                                                49,680,881
                                                                              ------------
    INDUSTRIAL                                           9.51%
         AMB Property Corp. ...................................     784,000     20,237,000
         First Industrial Realty Trust.........................     237,700      8,081,800
         ProLogis Trust........................................   1,359,700     30,253,325
                                                                              ------------
                                                                                58,572,125
                                                                              ------------
    OFFICE                                              29.85%
         Arden Realty Group....................................     853,600     21,446,700
         Boston Properties.....................................     329,400     14,328,900
       **Brookfield Properties Corp. ..........................     742,700     13,054,115
         Cousins Properties....................................      21,800        609,037
         Crescent Real Estate Equities Co. ....................     593,100     13,196,475
         Equity Office Properties Trust........................   1,479,900     48,281,737
         Mack-Cali Realty Corp. ...............................     671,000     19,165,438
         SL Green Realty Corp. ................................     338,100      9,466,800
         Vornado Realty Trust..................................   1,153,500     44,193,469
                                                                              ------------
                                                                               183,742,671
                                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2000

                                                                   NUMBER        VALUE
                                                                  OF SHARES     (NOTE 1)
                                                                  ---------   ------------
    OFFICE/INDUSTRIAL                                    8.35%
         Kilroy Realty Corp. ..................................     207,100   $  5,915,294
         Prime Group Realty Trust..............................     168,500      2,422,188
         Reckson Associates Realty Corp. ......................     790,800     19,819,425
         Spieker Properties....................................     463,200     23,217,900
                                                                              ------------
                                                                                51,374,807
                                                                              ------------
    REAL ESTATE SERVICES                                 1.43%
        *Crescent Operating....................................      52,100         32,562
        *FrontLine Capital Group...............................     657,900      8,748,014
                                                                              ------------
                                                                                 8,780,576
                                                                              ------------
    SHOPPING CENTER                                     11.15%
      COMMUNITY CENTER                                   2.69%
         Kimco Realty Corp. ...................................     374,600     16,552,638
                                                                              ------------
      REGIONAL MALL                                      8.46%
         CBL & Associates Properties...........................      15,300        387,281
         General Growth Properties.............................     535,300     19,371,169
         Macerich Co. .........................................     185,100      3,551,606
         Rouse Co. ............................................     300,300      7,657,650
         Simon Property Group..................................     699,500     16,788,000
         Taubman Centers.......................................     397,500      4,347,656
                                                                              ------------
                                                                                52,103,362
                                                                              ------------
         Total Shopping Center.................................                 68,656,000
                                                                              ------------
             TOTAL EQUITIES (Identified cost -- $502,616,314)..                598,559,541
                                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2000

                                                                   PRINCIPAL       VALUE
                                                                    AMOUNT        (NOTE 1)
                                                                  -----------   ------------
  COMMERCIAL PAPER                                  2.78%
         Boeing Capital Corp., 6.25%, due 1/02/01
           (Identified cost -- $17,104,030)..............         $17,107,000   $ 17,104,030
                                                                                ------------
TOTAL INVESTMENTS (Identified
  cost -- $519,720,344) ......................... 100.01%                        615,663,571
LIABILITIES IN EXCESS OF OTHER ASSETS ...........  (0.01)%                           (73,413)
                                                                                ------------

NET ASSETS (Equivalent to $30.89 per share based
  on 19,926,505 shares of capital stock
  outstanding)................................... 100.00%                       $615,590,158
                                                                                ------------
                                                                                ------------

-------------------
 * Non-income producing security.

** Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on December 31, 2000 was $19,607,280 based on an exchange rate of 1 Canadian dollar to 0.66578 U.S. dollars.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS:
    Investments in securities, at value (Identified
       cost -- $519,720,344) (Note 1).......................  $615,663,571
    Cash....................................................           597
    Dividends receivable....................................     3,421,748
    Receivable for fund shares sold.........................       580,413
    Receivable for investment securities sold...............       394,127
                                                              ------------
         Total Assets.......................................   620,060,456
                                                              ------------
LIABILITIES:
    Payable for investment securities purchased.............     3,291,944
    Payable for fund shares redeemed........................       793,618
    Payable to manager......................................       384,736
                                                              ------------
         Total Liabilities..................................     4,470,298
                                                              ------------
NET ASSETS applicable to 19,926,505 shares of $0.001 par
  value common stock outstanding (Note 4)...................  $615,590,158
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE:
    ($615,590,158[div]19,926,505 shares outstanding)........  $      30.89
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 4).........................  $518,541,418
    Accumulated net realized gain on investments sold.......     1,105,513
    Net unrealized appreciation on investments..............    95,943,227
                                                              ------------
                                                              $615,590,158
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                            STATEMENT OF OPERATIONS
                    FOR THE PERIOD ENDED DECEMBER 31, 2000*

Investment Income (Note 1):
    Dividend income (net of $26,017 of foreign withholding
       tax).................................................  $ 27,385,860
    Interest income.........................................     1,234,584
                                                              ------------
         Total Income.......................................    28,620,444
                                                              ------------
Expenses:
    Management fees (Note 2)................................     3,173,305
    Registration and filing fees............................        74,565
    Line of credit fees and expenses (Note 5)...............        52,378
    Directors' fees and expenses (Note 2)...................        30,183
                                                              ------------
         Total Expenses.....................................     3,330,431
                                                              ------------
    Reduction of Expenses (Note 2)..........................      (157,126)
                                                              ------------
         Net Expenses.......................................     3,173,305
                                                              ------------
Net Investment Income.......................................    25,447,139
                                                              ------------
Net Realized and Unrealized Gain/(Loss) on Investments:
    Net realized loss on investments........................      (309,970)
    Net change in unrealized appreciation on investments....    95,943,227
                                                              ------------
         Net realized and unrealized gain/(loss) on
            investments.....................................    95,633,257
                                                              ------------
Net Increase in Net Assets Resulting from Operations........  $121,080,396
                                                              ------------
                                                              ------------

-------------------

* The Fund commenced operations on February 14, 2000.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                   FOR THE
                                                                 PERIOD ENDED
                                                              DECEMBER 31, 2000*
                                                              ------------------
Change in Net Assets:
    From Operations:
         Net investment income..............................     $ 25,447,139
         Net realized loss on investments...................         (309,970)
         Net change in unrealized appreciation on
            investments.....................................       95,943,227
                                                                 ------------
              Net increase in net assets resulting from
                operations..................................      121,080,396
                                                                 ------------
    Dividends and Distributions to Shareholders from (Note
       1):
         Net investment income..............................      (21,673,790)
         Net realized gain on investments...................       (2,357,866)
         Tax return of capital..............................         (983,970)
                                                                 ------------
              Total dividends and distributions to
                shareholders................................      (25,015,626)
    Capital Stock Transactions (Note 4):
         Increase in net assets from Fund share
            transactions....................................      519,425,388
                                                                 ------------
              Total increase in net assets..................      615,490,158
    Net Assets:
         Beginning of period................................          100,000
                                                                 ------------
         End of period......................................     $615,590,158
                                                                 ------------
                                                                 ------------

-------------------

* The Fund commenced operations on February 14, 2000.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                  FOR THE PERIOD
                                                               FEBRUARY 14, 2000'D'
                                                                     THROUGH
PER SHARE OPERATING PERFORMANCE:                                DECEMBER 31, 2000
--------------------------------                               --------------------
Net asset value, beginning of period........................          $25.00
                                                                      ------
Income from investment operations:
    Net investment income...................................            1.41
    Net realized and unrealized gain on investments.........            5.87
                                                                      ------
        Total from investment operations....................            7.28
                                                                      ------
Less dividends and distributions to shareholders from:
    Net investment income...................................           (1.21)
    Net realized gain on investments........................           (0.12)
    Tax return of capital...................................           (0.06)
                                                                      ------
        Total dividends and distributions to shareholders...           (1.39)
        Increase in net assets..............................            5.89
                                                                      ------
Net asset value, end of period..............................          $30.89
                                                                      ------
                                                                      ------
----------------------------------------------------------------------------
Total investment return.....................................           29.64%(1)
                                                                      ------
                                                                      ------
----------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-------------------------
    Net assets, end of period (in millions).................          $615.6
                                                                      ------
                                                                      ------
    Ratio of expenses to average daily net assets (before
      expense reduction)....................................            0.79%(2)
                                                                      ------
                                                                      ------
    Ratio of expenses to average daily net assets (net of
      expense reduction)....................................            0.75%(2)
                                                                      ------
                                                                      ------
    Ratio of net investment income to average daily net
      assets (before expense reduction).....................            5.97%(2)
                                                                      ------
                                                                      ------
    Ratio of net investment income to average daily net
      assets (net of expense reduction).....................            6.01%(2)
                                                                      ------
                                                                      ------
    Portfolio turnover rate.................................           20.16%(1)
                                                                      ------
                                                                      ------

-------------------
'D' Commencement of operations.
(1) Not annualized.
(2) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Institutional Realty Shares, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on October 13, 1999 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company whose primary objective is long-term growth of capital and income for institutional investors. Investment operations commenced on February 14, 2000. The Fund had no operations prior to February 14, 2000, other than the sale of 4,000 shares of common stock for $100,000 to Cohen & Steers Capital Management, Inc. at $25.00 per share. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

    Unrealized gains and losses on securities which result from changes in foreign exchange rates as well as changes in market prices of securities, are included in unrealized appreciation/(depreciation) on investments.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. As a result, the Fund had a return of capital of $983,970 ($0.06 per share) for the period February 14, 2000 (commencement of operations) through December 31, 2000, which has been deducted from paid-in capital. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

    Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. During the period February 14, 2000 (commencement of operations) through December 31, 2000, the Fund decreased undistributed net investment income and increased accumulated net realized gain on investments sold by $3,773,349. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Pursuant to a management agreement (the 'Management Agreement'), Cohen & Steers Capital Management, Inc. (the 'Manager') serves as the Fund's investment manager. Under the terms of the Management Agreement, the Manager provides the Fund with a continuous investment program, makes the day-to-day investment decisions, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. The Manager also is responsible, under the Management Agreement, for the performance of certain administration services for the Fund (see below). For the services provided to the Fund, the Manager receives a monthly fee in an amount equal to 1/12th of 0.75% of the average

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

daily net assets of the Fund. For the period February 14, 2000 (commencement of operations) through December 31, 2000, the Fund incurred $3,173,305 in management fees.

    The Manager has contractually agreed to reimburse the Fund so that its total annual operating expenses never exceed 0.75% of average daily net assets. This commitment will remain in place for the life of the Fund. For the period February 14, 2000 (commencement of operations) through December 31, 2000, the Manager paid $157,126 in expenses on behalf of the Fund.

    Administration Services: Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc., Cohen & Steers Equity Income Fund, Inc. and Cohen & Steers Realty Income Fund, Inc. (the 'Funds') have entered into a fund accounting, transfer agency and sub-administration agreement with The Chase Manhattan Bank ('Chase') pursuant to which an affiliate of Chase performs administration functions for the Funds. Chase receives a monthly sub-administration fee, allocated to each of the Funds based on relative net assets, at the annual rate of 0.08% on the first $500 million of the Funds' average daily net assets, 0.05% on the next $500 million of the Funds' average daily net assets and 0.03% on the Funds' average daily net assets in excess of $1 billion. The Manager pays for the cost of Chase's services without any additional charge to the Fund.

    Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Manager. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. For the period February 14, 2000 (commencement of operations) through December 31, 2000, the Manager paid $30,183 for directors' fees and related expenses on behalf of the Fund.

    Other: At December 31, 2000, there was one institutional investor owning 32% of the Funds' outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the period ended December 31, 2000 totaled $261,948,097 and $86,887,524, respectively.

    At December 31, 2000, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost....................................  $518,614,832
                                                    ------------
Gross unrealized appreciation.....................  $110,133,344
Gross unrealized depreciation.....................  $(13,084,605)
                                                    ------------
Net unrealized appreciation.......................  $ 97,048,739
                                                    ------------
                                                    ------------

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. CAPITAL STOCK

    The Fund is authorized to issue 100 million shares of capital stock at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                                 FOR THE PERIOD ENDED
                                                   DECEMBER 31, 2000
                                               -------------------------
                                                 SHARES        AMOUNT
                                               ----------   ------------
Sold.........................................   7,699,309   $223,273,912
Sold in-kind*................................  13,314,011    328,183,733
Issued as reinvestment of dividends..........     531,210     15,337,596
Redeemed.....................................  (1,622,025)   (47,369,853)
                                               ----------   ------------
Net increase.................................  19,922,505   $519,425,388
                                               ----------   ------------
                                               ----------   ------------

---------

* Certain shareholders who met the minimum investment requirements of the Fund were permitted to redeem shares of Cohen & Steers Realty Shares, Inc. in-kind and make subsequent in-kind purchases in the Fund.

NOTE 5. BORROWINGS

    Through September 30, 2000, the Fund, in conjunction with Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Equity Income Fund, Inc., was a party to a $200,000,000 Credit Agreement (the 'Chase Credit Agreement') with The Chase Manhattan Bank, as Administrative Agent, and certain lenders as identified in the Chase Credit Agreement. Effective October 1, 2000 and through December 19, 2000, State Street Bank and Trust Company became Administrative Agent, and the sole lender, under the Chase Credit Agreement. Effective December 20, 2000, the Fund, in conjunction with Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Equity Income Fund, Inc. entered into a new $200,000,000 Credit Agreement (the 'State Street Credit Agreement') with Fleet National Bank, as Administrative Agent, State Street Bank and Trust Company, as Operations Agent, and the lenders identified in the State Street Credit Agreement.

    The loan, if used, will be collateralized by the Fund's portfolio. For the period February 14, 2000 (commencement of operations) through December 31, 2000 the Manager paid commitment fees and other expenses associated with the line of credit of $52,378 on behalf of the Fund. For the period ended December 31, 2000, the Fund did not have any loans outstanding.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Cohen & Steers Institutional Realty Shares, Inc.:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Institutional Realty Shares, Inc. (the 'Fund') at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period February 14, 2000 (commencement of operations) to December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


                                                      PRICEWATERHOUSECOOPERS LLP

New York, New York
February 7, 2001

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                     MEET THE COHEN & STEERS FAMILY OF FUNDS:

              FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:

                      [LOGO]                                              [LOGO]

                  COHEN & STEERS                                      COHEN & STEERS
               EQUITY INCOME FUND                                      REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
                                                          REITS
       A, B, C AND I SHARES AVAILABLE

       SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                SYMBOL: CSRSX


            FOR CAPITAL APPRECIATION:                                 FOR TOTAL RETURN:

                      [LOGO]                                              [LOGO]

                  COHEN & STEERS                                      COHEN & STEERS
               SPECIAL EQUITY FUND                              INSTITUTIONAL REALTY SHARES


      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS

       CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO

       SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED

                                                           SYMBOL: CSRIX

             FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
               OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
       1-800-330-REIT, OR VISIT OUR WEBSITE AT www.cohenandsteers.com

THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES
         AND EXPENSES, AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS                    KEY INFORMATION

Robert H. Steers                          INVESTMENT ADVISER
Director and Chairman                     Cohen & Steers Capital Management, Inc.
                                          757 Third Avenue
Martin Cohen                              New York, NY 10017
Director and President                    (212) 832-3232

Gregory C. Clark                          FUND SUB-ADMINISTRATOR AND TRANSFER AGENT
Director                                  Chase Global Funds Services Co.
                                          73 Tremont Street
George Grossman                           Boston, MA 02108
Director                                  (800) 437-9912

Jeffrey H. Lynford                        CUSTODIAN
Director                                  The Chase Manhattan Bank
                                          One Chase Manhattan Plaza
Willard H. Smith, Jr.                     New York, NY 10081
Director
                                          LEGAL COUNSEL
Elizabeth O. Reagan                       Simpson Thacher & Bartlett
Vice President                            425 Lexington Avenue
                                          New York, NY 10017
Adam Derechin
Vice President and Assistant Treasurer    DISTRIBUTOR
                                          Cohen & Steers Securities, Inc.
Lawrence B. Stoller                       757 Third Avenue
Assistant Secretary                       New York, NY 10017

                                          NASDAQ Symbol: CSRIX

                                          Website: www.cohenandsteers.com

                                          Net asset value (NAV) can be found in
                                          the daily mutual fund listings in the
                                          financial section of most major
                                          newspapers under Cohen & Steers.
                                          This report is authorized for delivery
                                          only to shareholders of Cohen & Steers
                                          Institutional Realty Shares, Inc.
                                          unless accompanied or preceded by the
                                          delivery of a currently effective
                                          prospectus setting forth details of
                                          the Fund. Past performance, of course,
                                          is no guarantee of future results and
                                          your investment may be worth more or
                                          less at the time you sell.

--------------------------------------------------------------------------------
                                       19

                                 COHEN & STEERS
                          INSTITUTIONAL REALTY SHARES

                              -------------------
                                 ANNUAL REPORT
                               DECEMBER 31, 2000


COHEN & STEERS
INSTITUTIONAL REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017


                            STATEMENT OF DIFFERENCES
                            ------------------------

The dagger symbol shall be expressed as.....................................'D'
The division sign shall be expressed as...................................[div]